Use of Non-GAAP Financial Measures To provide investors with additional information regarding the Company’s financial results, these supplemental tables include references to certain non-GAAP financial measures that are used by management. The Company believes these non-GAAP financial measures including Adjusted Gross Profit, Contribution Profit, Adjusted Net Loss, Adjusted EBITDA, and any such non-GAAP financial measures expressed as a Margin, are useful to investors as supplemental operational measurements to evaluate the Company’s financial performance. The non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measures, and such measures may not be comparable to similarly-titled measures reported by other companies. Management uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s recurring operating results. Adjusted Gross Profit and Contribution Profit To provide investors with additional information regarding our margins and return on inventory acquired, we have included Adjusted Gross Profit and Contribution Profit, which are non-GAAP financial measures. We believe that Adjusted Gross Profit and Contribution Profit are useful financial measures for investors as they are supplemental measures used by management in evaluating unit level economics and our operating performance. Each of these measures is intended to present the economics related to homes sold during a given period. We do so by including revenue generated from homes sold (and adjacent services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in inventory as of the end of the period. Contribution Profit provides investors a measure to assess Opendoor’s ability to generate returns on homes sold during a reporting period after considering home purchase costs, renovation and repair costs, holding costs and selling costs. Adjusted Gross Profit and Contribution Profit are supplemental measures of our operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, costs required to be recorded under GAAP in the same period. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross profit. Adjusted Gross Profit / Margin We calculate Adjusted Gross Profit as gross profit under GAAP adjusted for (1) inventory valuation adjustment in the current period, and (2) inventory valuation adjustment in prior periods. Inventory valuation adjustment in the current period is calculated by adding back the inventory valuation adjustments recorded during the period on homes that remain in inventory at period end. Inventory valuation adjustment in prior periods is calculated by subtracting the inventory valuation adjustments recorded in prior periods on homes sold in the current period. Adjusted Gross Margin is Adjusted Gross Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross Profit helps management assess home pricing, service fees and renovation performance for a specific resale cohort. Contribution Profit / Margin We calculate Contribution Profit as Adjusted Gross Profit, minus certain costs incurred on homes sold during the current period including: (1) holding costs incurred in the current period, (2) holding costs incurred in prior periods, and (3) direct selling costs. Contribution Margin is Contribution Profit as a percentage of revenue. Contribution Profit per Home Sold is calculated by dividing Contribution Profit by the number of homes sold in the period. We view these metrics as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution Profit helps management assess inflows and outflows directly associated with a specific resale cohort. Adjusted Net Loss and Adjusted EBITDA / Margin We also present Adjusted Net Loss and Adjusted EBITDA, which are non-GAAP financial measures that management uses to assess our underlying financial performance. These measures are also commonly used by investors and analysts to compare the underlying performance of companies in our industry. We believe these measures provide investors with meaningful period over period comparisons of our underlying performance, adjusted for certain charges that are non-cash, not directly related to our revenue-generating operations, not aligned to related revenue, or not reflective of ongoing operating results that vary in frequency and amount. Adjusted Net Loss and Adjusted EBITDA are supplemental measures of our operating performance and have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. These measures also include inventory valuation adjustments that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, inventory valuation adjustments required to be recorded under GAAP in the same period. These measures could differ substantially from similarly titled measures presented by other companies in our industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is net loss. Exhibit 99.2

We calculate Adjusted Net Loss as GAAP net loss adjusted to exclude non-cash expenses of stock-based compensation, equity securities fair value adjustment, and the amortization of stock-based compensation capitalized to internally developed software ("IDSW"). It excludes expenses that are not directly related to our revenue generating operations such as restructuring, legal contingency accruals, and CEO make-whole provision. It excludes loss (gain) on extinguishment of debt as these gains or expenses were incurred as a result of decisions made by management to terminate or partially extinguish portions of our outstanding credit facilities or convertible senior notes early; these expenses are not reflective of ongoing operating results and vary in frequency and amount. Adjusted Net Loss also aligns the timing of inventory valuation adjustments recorded under GAAP to the period in which the related revenue is recorded in order to improve the comparability of this measure to our non-GAAP financial measures of unit economics, as described above. Our calculation of Adjusted Net Loss does not currently include the tax effects of the non-GAAP adjustments because our taxes and such tax effects have not been material to date. We calculated Adjusted EBITDA as Adjusted Net Loss adjusted for depreciation and amortization, property financing and other interest expense, interest income, and income tax expense. Adjusted EBITDA is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of revenue. Adjusted Operating Expense We also present Adjusted Operating Expense, which is a non-GAAP financial measure that bridges the difference between Contribution Profit and Adjusted EBITDA. We believe this measure provides investors and analysts meaningful period over period comparisons by showing the remaining operating expenses after the costs related to unit level performance are moved to Contribution Profit and certain charges that are non-cash, or not directly related to our revenue-generating operations are removed. Adjusted Operating Expense is a supplemental measure of our operating expenditures and has important limitations. For example, this measure excludes the impact of certain costs required to be recorded under GAAP. This measure removes holding costs and direct selling costs incurred on homes sold during the current period, including holding costs recorded in prior periods, and moves these costs to Contribution Margin. This measure could differ substantially from similarly titled measures presented by other companies in our industry or in other industries. Accordingly, this measure should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of this measure to the most directly comparable GAAP financial measure, which is operating expenses. We calculate Adjusted Operating Expense as GAAP operating expense adjusted to exclude direct selling costs and holding costs included in determining Contribution Profit. The measure also excludes non-cash expenses of stock-based compensation, depreciation and amortization and the amortization of stock-based compensation capitalized to IDSW. It also excludes expenses that are not directly related to our revenue-generating operations such as restructuring charges, legal contingency accruals, and CEO make-whole provision. Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, Adjusted Technology and Development We also present Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, and Adjusted Technology and Development, which are non-GAAP financial measures that provide investors and analysts meaningful period over period comparisons by showing the remaining operating expenses after the costs related to unit level performance are moved to contribution profit and certain charges that are non-cash are removed. These supplemental measures of our operating expenditures have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. Specifically, Adjusted Sales, Marketing and Operations removes holding costs and direct selling costs incurred on homes sold during the current period, including holding costs recorded in prior periods, and moves these costs to Contribution Margin. These measures could differ substantially from similarly titled measures presented by other companies in our industry or in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which are Sales, marketing and operations expense, General and administrative expense and Technology and development expense. We calculate Adjusted Sales, Marketing and Operations as GAAP sales, marketing and operations expenses to exclude direct selling costs and holding costs included in determining Contribution Profit. This measure also excludes non-cash expenses of stock-based compensation associated with sales, marketing and operations assets. We calculate Adjusted General and Administrative as GAAP general and administrative expenses to exclude non-cash expenses of stock-based compensation associated with general and administrative assets. It also excludes expenses that are not directly related to our revenue-generating operations such as legal contingency accruals and CEO make-whole provision. We calculate Adjusted Technology and Development as GAAP technology and development expenses to exclude non-cash expenses of stock-based compensation, the amortization of stock-based compensation capitalized to IDSW, and depreciation and amortization associated with technology and development assets.

OPENDOOR TECHNOLOGIES INC. NON-GAAP MEASURES & KEY METRICS (Unaudited) Period Ended ($ in millions, except homes purchased, homes sold, homes in inventory, and margins) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Key Metrics Total Revenue $ 736 $ 915 $ 1,567 $ 1,153 $ 1,084 Gross profit $ 57 $ 66 $ 128 $ 99 $ 85 Net loss $ (1,096) $ (90) $ (29) $ (85) $ (113) Inventory (at period end) $ 925 $ 1,053 $ 1,530 $ 2,362 $ 2,159 Non-GAAP Financial Measures Adjusted Gross Profit $ 45 $ 64 $ 135 $ 100 $ 75 Selling Costs (23) (28) (43) (29) (23) Holding Costs (15) (16) (23) (17) (14) Contribution Profit $ 7 $ 20 $ 69 $ 54 $ 38 Adjusted EBITDA $ (43) $ (33) $ 23 $ (30) $ (49) Adjusted Net Loss $ (62) $ (61) $ (9) $ (63) $ (77) Margins Total Revenue 100.0% 100.0% 100.0% 100.0% 100.0 % Gross profit 7.7% 7.2% 8.2% 8.6% 7.8 % Adjusted Gross Profit 6.1% 7.0% 8.6% 8.7% 6.9 % Contribution Profit 1.0% 2.2% 4.4% 4.7% 3.5 % Net loss (148.9) % (9.8) % (1.9) % (7.4) % (10.4) % Adjusted EBITDA (5.8) % (3.6) % 1.5% (2.6) % (4.5) % Adjusted Net Loss (8.4) % (6.7) % (0.6) % (5.5) % (7.1) % Inventory Rollforward Homes in Inventory (at beginning of period) 3,139 4,538 7,080 6,417 6,288 Homes Purchased 1,706 1,169 1,757 3,609 2,951 Homes Sold (1,978) (2,568) (4,299) (2,946) (2,822) Homes in Inventory (at period end) 2,867 3,139 4,538 7,080 6,417

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amounts) (Unaudited) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 REVENUE $ 736 $ 1,084 $ 4,371 $ 5,153 COST OF REVENUE 679 999 4,021 4,720 GROSS PROFIT 57 85 350 433 OPERATING EXPENSES: Sales, marketing and operations 60 88 310 413 General and administrative 129 41 238 182 Technology and development 18 33 79 141 Restructuring — 17 10 17 Total operating expenses 207 179 637 753 LOSS FROM OPERATIONS (150) (94) (287) (320) (LOSS) GAIN ON EXTINGUISHMENT OF DEBT (933) (1) (924) (2) INTEREST EXPENSE (28) (32) (131) (133) OTHER INCOME – Net 14 14 42 64 LOSS BEFORE INCOME TAXES (1,097) (113) (1,300) (391) INCOME TAX EXPENSE 1 — — (1) NET LOSS $ (1,096) $ (113) $ (1,300) $ (392) Net loss per share attributable to common shareholders: Basic $ (1.26) $ (0.16) $ (1.70) $ (0.56) Diluted $ (1.26) $ (0.16) $ (1.70) $ (0.56) Weighted-average shares outstanding: Basic 869,822 716,317 766,531 699,457 Diluted 869,822 716,317 766,531 699,457

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) December 31, 2025 December 31, 2024 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 962 $ 671 Restricted cash 339 92 Marketable securities — 8 Escrow receivable 4 6 Real estate inventory, net 925 2,159 Other current assets 69 61 Total current assets 2,299 2,997 PROPERTY AND EQUIPMENT – Net 27 48 RIGHT OF USE ASSETS 8 18 GOODWILL 3 3 OTHER ASSETS 70 60 TOTAL ASSETS $ 2,407 $ 3,126 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 80 $ 92 Non-recourse asset-backed debt – current portion 52 432 Convertible senior notes – current portion 193 — Interest payable 1 3 Lease liabilities – current portion 1 2 Total current liabilities 327 529 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 1,068 1,492 CONVERTIBLE SENIOR NOTES – Net of current portion — 378 LEASE LIABILITIES – Net of current portion 6 13 OTHER LIABILITIES 1 1 Total liabilities 1,402 2,413 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 957,245,487 and 719,990,121 shares issued, respectively; 957,245,487 and 719,990,121 shares outstanding, respectively — — Additional paid-in capital 6,038 4,438 Accumulated deficit (5,033) (3,725) Accumulated other comprehensive loss — — Total shareholders’ equity 1,005 713 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 2,407 $ 3,126

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Year Ended December 31, 2025 2024 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (1,300) $ (392) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash provided by (used in) operating activities: Depreciation and amortization  44 48 Amortization of right of use asset 2 5 Stock-based compensation 159 114 Inventory valuation adjustment 57 57 Change in fair value of equity securities 3 7 Other 5 7 Loss (gain) on early extinguishment of debt 924 2 Gain on deconsolidation, net — (14) Changes in operating assets and liabilities: Escrow receivable 2 3 Real estate inventory 1,172 (449) Other assets (9) (10) Accounts payable and other accrued liabilities (7) 31 Interest payable (2) 2 Lease liabilities (1) (6) Net cash provided by (used in) operating activities 1,049 (595) CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (12) (25) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 6 55 Purchase of equity investments (6) — Cash impact of deconsolidation of subsidiaries — (2) Net cash (used in) provided by investing activities (12) 28 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of convertible senior notes, net of discount 75 — Repurchase of convertible senior notes (1,176) — Settlement of capped calls related to the convertible senior notes 1 2 Proceeds from exercise of stock options 4 — Proceeds from issuance of common stock for ESPP 2 5 Proceeds from PIPE offering 41 — Proceeds from the issuance of common stock under at-the-market offering, net 198 — Issuance of common stock in connection with the repurchase of convertible notes 1,184 — Proceeds from non-recourse asset-backed debt 684 498 Principal payments on non-recourse asset-backed debt (1,489) (715) Payment of loan origination fees and debt issuance costs (17) —

Payment for early extinguishment of debt (4) — Other financing activities (2) — Net cash used in financing activities (499) (210) NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 538 (777) CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 763 1,540 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 1,301 $ 763 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 120 $ 121 DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES: Stock-based compensation expense capitalized for internally developed software $ 4 $ 15 Principal value of 2026 Notes extinguished in Debt Exchange $ (246) $ — Principal value of 2030 Notes issued in Debt Exchange $ 246 $ — Investment in non-marketable equity securities of deconsolidated entities $ 3 $ 39 RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 962 $ 671 Restricted cash 339 92 Cash, cash equivalents, and restricted cash $ 1,301 $ 763

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Gross Profit and Contribution Profit to our Gross Profit Three Months Ended (in millions, except percentages and homes sold, or as noted) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Revenue (GAAP) $ 736 $ 915 $ 1,567 $ 1,153 $ 1,084 Gross profit (GAAP) $ 57 $ 66 $ 128 $ 99 $ 85 Gross Margin 7.7% 7.2% 8.2% 8.6% 7.8 % Adjustments: Inventory valuation adjustment – Current Period (1)(2) 9 15 21 13 6 Inventory valuation adjustment – Prior Periods (1)(3) (21) (17) (14) (12) (16) Adjusted Gross Profit $ 45 $ 64 $ 135 $ 100 $ 75 Adjusted Gross Margin 6.1% 7.0% 8.6% 8.7% 6.9 % Adjustments: Direct selling costs (4) (23) (28) (43) (29) (23) Holding costs on sales – Current Period (5)(6) (4) (4) (6) (5) (4) Holding costs on sales – Prior Periods (5)(7) (11) (12) (17) (12) (10) Contribution Profit $ 7 $ 20 $ 69 $ 54 $ 38 Homes sold in period 1,978 2,568 4,299 2,946 2,822 Contribution Profit per Home Sold (in thousands) $ 4 $ 8 $ 16 $ 18 $ 13 Contribution Margin 1.0% 2.2% 4.4% 4.7% 3.5% (1) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value. (2) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end. (3) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. (4) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes. Selling costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations. (5) Holding costs primarily include property taxes, insurance, utilities, homeowners association dues and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations. (6) Represents holding costs incurred in the period presented on homes sold in the period presented. (7) Represents holding costs incurred in prior periods on homes sold in the period presented.

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Net Loss and Adjusted EBITDA to our Net Loss Three Months Ended (in millions, except percentages) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Revenue (GAAP) $ 736 $ 915 $ 1,567 $ 1,153 $ 1,084 Net loss (GAAP) $ (1,096) $ (90) $ (29) $ (85) $ (113) Adjustments: Stock-based compensation 16 13 13 14 23 Stock-based compensation for market condition RSUs 89 14 — — — Equity securities fair value adjustment(1) — — — 3 — Amortization of stock-based compensation capitalized to IDSW(2) 3 4 4 3 — Inventory valuation adjustment – Current Period(3)(4) 9 15 21 13 6 Inventory valuation adjustment — Prior Periods(3)(5) (21) (17) (14) (12) (16) Restructuring(6) — 1 6 3 17 CEO make-whole provision(7) 5 — — — — Loss (gain) on extinguishment of debt 933 1 (10) — 1 Legal contingency accrual and related expenses — — — — 5 Other(8) — (2) — (2) — Adjusted Net Loss $ (62) $ (61) $ (9) $ (63) $ (77) Adjustments: Depreciation and amortization, excluding amortization of intangibles 5 5 5 5 7 Property financing(9) 21 23 29 29 28 Other interest expense(10) 7 11 7 4 4 Interest income(11) (13) (12) (9) (5) (11) Income tax expense (1) 1 — — — Adjusted EBITDA $ (43) $ (33) $ 23 $ (30) $ (49) Adjusted EBITDA Margin (5.8) % (3.6) % 1.5% (2.6) % (4.5) % (1) Represents the gains and losses on certain financial instruments, which are marked to fair value at the end of each period. (2) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in “Depreciation and amortization, excluding amortization of intangibles.” Had this presentation been applied for the three months ended December 31, 2024, Adjusted Net Loss would have improved by $3 million, with no impact to Adjusted EBITDA. (3) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value. (4) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end. (5) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. (6) Restructuring costs consist primarily of severance and employee termination benefits and bonuses incurred in connection with the elimination of employees’ roles, consulting fees, and expenses related to the termination of certain leases incurred during the restructuring process. (7) In connection with the appointment of the Company's new Chief Executive Officer in September 2025, the Company granted two make-whole awards related to compensation forfeited from his former employer. The awards consist of (i) a $15 million cash award and (ii) a restricted stock unit award with a grant date value of $15 million. Both awards vest nine months after his start date, contingent upon his continued service as Chief Executive Officer through the vesting date, and are expensed over the requisite service period. The CEO make-whole provision adjustment reflects only the expense associated with the cash make-whole award. The expense associated with the restricted stock unit make-whole award is included in the stock-based compensation line item presented separately in the reconciliation above. (8) Primarily includes gain on deconsolidation, net and related party services income. (9) Includes interest expense on our non-recourse asset-backed debt facilities. (10) Includes (i) amortization of debt issuance costs, loan origination fees, commitment fees, unused fees, and other interest-related costs on our asset-backed debt facilities, and (ii) amortization of debt issuance costs and debt discounts and interest expense related to our convertible senior notes. (11) Consists mainly of interest earned on cash, cash equivalents, restricted cash, and marketable securities.

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Operating Expenses to our Operating Expenses Three Months Ended (in millions, except percentages) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 OPERATING EXPENSES: Sales, marketing and operations 60 66 86 98 88 General and administrative 129 48 28 33 41 Technology and development 18 19 21 21 33 Restructuring — 1 6 3 17 Total Operating Expenses (GAAP) $ 207 $ 134 $ 141 $ 155 $ 179 Operating Expenses (GAAP) $ 207 $ 134 $ 141 $ 155 $ 179 Adjustments: Direct Selling Costs(1) (23) (28) (43) (29) (23) Holding costs included in contribution profit(2) (15) (16) (23) (17) (14) Stock-based compensation (16) (13) (13) (14) (23) Stock-based compensation for market condition RSUs (89) (14) — — — Amortization of stock-based compensation capitalized IDSW(3) (3) (4) (4) (3) — Restructuring — (1) (6) (3) (17) CEO make-whole provision(4) (5) — — — — Legal contingency accrual — — — — (5) Depreciation and amortization, excluding amortization of intangibles (5) (5) (5) (5) (7) Other (1) — (1) — (3) Total Adjusted Operating Expenses (Non-GAAP) $ 50 $ 53 $ 46 $ 84 $ 87 (1) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes, and are included in Sales, marketing and operations. (2) Represents holding costs incurred in the period presented on homes sold in the period presented as well as holding costs incurred in prior periods on homes sold in the period presented (“Resale Cohort Holding Costs”). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues and maintenance costs. Holding costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations in the period in which they are incurred (“GAAP Holding Costs”). (3) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in “Depreciation and amortization, excluding amortization of intangibles.” Had this presentation been applied for the three months ended December 31, 2024, 2024, Adjusted Net Loss would have improved by $3 million, with no impact to Adjusted EBITDA. (4) In connection with the appointment of the Company's new Chief Executive Officer in September 2025, the Company granted two make-whole awards related to compensation forfeited from his former employer. The awards consist of (i) a $15 million cash award and (ii) a restricted stock unit award with a grant date value of $15 million. Both awards vest nine months after his start date, contingent upon his continued service as Chief Executive Officer through the vesting date, and are expensed over the requisite service period. The CEO make-whole provision adjustment reflects only the expense associated with the cash make-whole award. The expense associated with the restricted stock unit make-whole award is included in the stock-based compensation line item presented separately in the reconciliation above.

OPENDOOR TECHNOLOGIES INC. NON-GAAP FINANCIAL MEASURES (Unaudited) Reconciliation of our Adjusted Sales, Marketing and Operatiions; Adjusted General and Administrative; and Adjusted Technology and Developement Expenses to Their Corresponding GAAP Measures Three Months Ended (in millions) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Sales, marketing and operations (GAAP)(1) $ 60 $ 66 $ 86 $ 98 $ 88 Direct Selling Costs(2) (23) (28) (43) (29) (23) Holding costs included in contribution profit(3)(4) (15) (16) (23) (17) (14) Stock-based compensation (1) (2) (2) (2) (2) Adjusted Sales, Marketing and Operations (Non- GAAP)(5) $ 21 $ 20 $ 18 $ 50 $ 49 General and administrative (GAAP) $ 129 $ 48 $ 28 $ 33 $ 41 Stock-based compensation (12) (9) (9) (9) (13) Stock-based compensation for market condition RSUs (89) (14) — — — CEO make-whole provision(6) (5) — — — — Legal contingency accrual and related expenses — — — — (5) Other 1 — — — — Adjusted General and Administrative (Non-GAAP)(5) $ 24 $ 25 $ 19 $ 24 $ 23 Technology and development (GAAP) $ 18 $ 19 $ 21 $ 21 $ 33 Stock-based compensation (3) (2) (2) (3) (8) Amortization of stock-based compensation capitalized to IDSW(7) (3) (4) (4) (3) — Depreciation and amortization, excluding amortization of intangibles (5) (5) (5) (5) (7) Other (2) — (1) — (3) Adjusted Technology and Development (Non-GAAP)(5) $ 5 $ 8 $ 9 $ 10 $ 15 Note: Advertising expenses(1) $ 9 $ 7 $ 7 $ 24 $ 23 (1) Advertising expenses are included in Sales, marketing and operations. (2) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes and are included in Sales, marketing and operations. (3) Represents holding costs incurred in the period presented on homes sold in the period presented as well as holding costs incurred in prior periods on homes sold in the period presented (“Resale Cohort Holding Costs”). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing and operations on the Condensed Consolidated Statements of Operations in the period in which they are incurred (“GAAP Holding Costs”). (4) The table below presents the timing difference within Adjusted Sales, marketing and operations related to holding costs. The amount of GAAP Holding Costs recognized during the period may be in excess of/ (less than) the amount of Resale Cohort Holding costs related to homes sold in the relevant period and included in Contribution Profit. Three Months Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Total GAAP Holding Costs $ 10 $ 12 $ 16 $ 21 $ 21 Holding costs on sales - Current Period (4) (4) (6) (5) (4) Holding costs on sales - Prior Periods (11) (12) (17) (12) (10) Less: Resale Cohort Holding Costs (15) (16) (23) (17) (14) GAAP Holding Costs in excess of / (less than) Resale Holding Costs included in Contribution Profit $ (5) $ (4) $ (7) $ 4 $ 7 (5) The sum of Adjusted Sales, Marketing and Operations, Adjusted General and Administrative, and Adjusted Technology and Development expenses is equal to Total Adjusted Operated Expenses (Non-GAAP). Refer to the "Reconciliation of our Adjusted Operating Expenses to our Operating Expenses" table.

(6) In connection with the appointment of the Company's new Chief Executive Officer in September 2025, the Company granted two make-whole awards related to compensation forfeited from his former employer. The awards consist of (i) a $15 million cash award and (ii) a restricted stock unit award with a grant date value of $15 million. Both awards vest nine months after his start date, contingent upon his continued service as Chief Executive Officer through the vesting date, and are expensed over the requisite service period. The CEO make-whole provision adjustment reflects only the expense associated with the cash make-whole award. The expense associated with the restricted stock unit make-whole award is included in the stock-based compensation line item presented separately in the reconciliation above. (7) Beginning in the quarter ended March 31, 2025, the Company revised the presentation of the amortization of stock-based compensation capitalized to IDSW to more appropriately present the full impact of all stock-based compensation expenses. This expense was previously included in “Depreciation and amortization, excluding amortization of intangibles.” Had this presentation been applied for the three months ended December 31, 2024, Adjusted Net Loss would have improved by $3 million, with no impact to Adjusted EBITDA.

OPENDOOR TECHNOLOGIES INC. SEGMENT INFORMATION (Unaudited) Three Months Ended (in millions) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Revenue $ 736 $ 915 $ 1,567 $ 1,153 $ 1,084 Less: Cost of revenue (679) (849) (1,439) (1,054) (999) Direct selling costs(1) (23) (28) (43) (29) (23) Holding costs(2) (15) (16) (23) (17) (14) Advertising and other marketing expense(3) (9) (7) (7) (24) (24) Operations(4) (13) (12) (15) (16) (17) Fixed operating expense(5) (35) (37) (31) (39) (43) CEO make-whole provision(6) (5) — — — — Stock-based compensation (16) (13) (13) (14) (23) Stock-based compensation for market condition RSUs (89) (14) — — — Interest expense (28) (34) (36) (33) (32) Interest income 13 12 9 5 11 Other(7) (933) (7) 2 (17) (33) Net loss $ (1,096) $ (90) $ (29) $ (85) $ (113) (1) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes and are included in Sales, marketing and operations. (2) Represents holding costs incurred both in the period presented and in prior periods on homes sold in the period presented (“Resale Cohort Holding Costs”). Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing and operations in the period in which they are incurred (“GAAP Holding Costs”). (3) Advertising expenses are included in Sales, marketing and operations. Other marketing expenses include non-advertising marketing expenses such as acquisition leads and referrals and public relations services and are included in Sales, marketing and operations. (4) Represents operating expenses that are generally related to the volume of homes transacted during the period and tend to be variable in nature. Primarily includes workforce expenses in support of sales, and real estate inventory operations. (5) Represents operating expenses that are not directly correlated with home transaction volumes. These expenses generally include costs related to salaries and benefits for our leadership, finance, technology, human resources, legal, marketing and administrative personnel, as well as third-party professional services fees, rent expense and third-party software. (6) In connection with the appointment of the Company's new Chief Executive Officer in September 2025, the Company granted two make-whole awards related to compensation forfeited from his former employer. The awards consist of (i) a $15 million cash award and (ii) a restricted stock unit award with a grant date value of $15 million. Both awards vest nine months after his start date, contingent upon his continued service as Chief Executive Officer through the vesting date, and are expensed over the requisite service period. The CEO make-whole provision adjustment reflects only the expense associated with the cash make-whole award. The expense associated with the restricted stock unit make-whole award is included in the stock-based compensation line item presented separately in the reconciliation above. (7) Other segment income (expenses) are primarily made up of depreciation and amortization, gain on deconsolidation, net, restructuring, and amortization of stock-based compensation capitalized to internally developed software. This also includes the elimination of holding costs incurred in prior periods on homes sold in the periods presented, and includes holding costs incurred in the current period on homes remaining in inventory at period end.